UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 29, 2010
PACIFIC PREMIER BANCORP, INC.
(Exact name of registrant as specified in its charter)
DELAWARE	0-22193	33-0743196
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1600 Sunflower Ave, Second Floor, Costa Mesa, CA		92626
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(714) 431-4000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2010, the Board of Directors (the “Board”) of Pacific Premier Bancorp, Inc. (the “Corporation”) adopted an amendment to Article I, Section 6 of the Corporation’s Bylaws (the “Bylaw Amendment”), effective immediately, to revise the advance notice procedures and requirements for stockholder proposals and nominations so as to permit the Corporation adequate time and opportunity to evaluate and make recommendations with respect to stockholder nominations and proposals so that all stockholders will be able to make a more informed voting decision and enable the Corporation to conduct orderly annual meetings of stockholders.  A copy of the Bylaw Amendment is filed with this Form 8-K as Exhibit 3.2.1.  The Bylaw Amendment provides, among other things, the following:

Section 6(a) of Article I provides that, subject to certain exceptions, the chairman of the meeting shall have the power to determine if a nomination or proposal of other business was made in accordance with the Bylaws and therefore may be properly brought before the meeting.

Section 6(b) of Article I provides that nominations of persons to the Board and proposals of other business must be:

•           specified in the Corporation’s notice of meeting given by or at the direction of the Board;

•           otherwise properly made at the annual meeting by or at the direction of the Board; or

•           properly requested to be brought before the annual meeting by a stockholder in accordance with the Bylaws.

For nominations or proposals of other business to be properly requested by a stockholder to be made at an annual meeting, such stockholder must:

•           be a stockholder of record at the time of giving of notice of such annual meeting and at the time of the meeting;

•           be entitled to vote at such annual meeting; and

•           comply with the additional requirements and procedures set forth in the Bylaws.

Section 6(c) of Article I provides that, subject to Section 6(e)(4) of Article I, at any special meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting by or at the direction of the Board.

Section 6(d) of Article I provides that, subject to Section 6(e)(4) of Article I, for any nominations or any proposals of other business to be properly brought before an annual meeting by a stockholder, the stockholder must provide timely notice in writing to the Corporation.  To be timely:

•           stockholders must provide notice of such nominations or proposals to the Corporation not more than 120 days and not less than 90 days before the anniversary of the preceding year’s annual meeting; provided that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, such stockholder’s notice must be delivered not more than the 120th day prior to the date of the annual meeting and not less than:

•           the 90th day prior to the date of such annual meeting or;

•           if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation.

Prior to the Bylaw Amendment, the Bylaws required that the notice be received by the Corporation not less than 90 days prior to the date of the annual meeting; provided that in the event that less than 100 days’ notice or prior public disclosure of the date of the meeting is given to stockholders, timely notice may be received not later than the 10th day following the day on which such notice of the date of the annual meeting was mailed or public disclosure was made.

•           in the event the Board increases the number of directors to be elected to the Board and the public announcement of such increase is not made at least 100 days prior to the anniversary of the preceding year’s annual meeting, stockholder nominees for such new directorships shall be considered timely if provided to the Corporation within 10 days of the public announcement.

•           the stockholder’s notice must be updated and supplemented, as necessary, to ensure its accuracy.

Section 6(e) of Article I provides that for a stockholder’s notice of a nomination or nominations to the Board or a proposal of other business to be considered at an annual meeting, such notice must include the following information with respect to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

•           the name and address of such stockholder and beneficial owner, if any, and their affiliates or associates;

•           the class or series and number of shares of the Corporation owned beneficially and of record by the stockholder, beneficial owner and their affiliates and associates;

•           any option, warrant or similar right related to any class or series of shares of the Corporation;

•           any proxy, contract or other arrangement pursuant to which such stockholder has a right to vote any shares of any security of the Corporation;

•           any rights to dividends on the shares owned by such stockholder that are separated or separable from the underlying shares of the Corporation;

•           any interest in the Corporation’s shares held by a partnership in which the stockholder is or owns an interest in the general partner;

•           performance-related fees that such stockholder is entitled to based on any increase or decrease in the value of the shares of the Corporation;

•           any agreement or arrangement to mitigate loss or reduce the economic risk of owning shares of the Corporation;

•           any interest (including short interest) of the stockholder in any principal competitor of the Corporation;

•           any interest of the stockholder in any contract with the Corporation, an affiliate or a principal competitor; and

•           any other information that would be required to be disclosed in a proxy statement or other filing pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 6(e) also provides that if a stockholder’s notice relates to any business other than a nomination of a director, such notice must also set forth:

•           a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest of such stockholder and beneficial owner, if any, in such business;

•           the text of the proposal or business (including the text of any proposed resolutions); and

•           a description of all agreements, arrangements or understandings between such stockholder, if any, and any other person in connection with the proposal of such business.

Section 6(e) also provides that as to each person, if any, whom the stockholder proposes to nominate for election to the Board, the notice must also set forth:

•           all information relating to such nominee that would be required to be disclosed in a proxy statement or other filing pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement and serving as a director if elected);

•           a description of all direct and indirect compensation and other material monetary arrangements made during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their affiliates and associates, and each proposed nominee and his or her affiliates or associates; and

•           a completed and signed questionnaire, representation and agreement required pursuant to Section 6(f) of Article I.

Section 6(e)(4) of Article I provides that nothing in the Bylaws shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act; (ii) of stockholders to request inclusion of nominees in the Corporation’s proxy statement pursuant to Rule 14a-11 under the Exchange Act; or (iii) of the holders of any series of preferred stock if and to the extent provided for under law, the Certificate of Incorporation or the Bylaws of the Corporation.

Section 6(f) of Article I provides that to be eligible to be a nominee for or serve as a director of the Corporation, the Corporation must receive a written questionnaire regarding the background and qualifications of such person and any other person or entity on whose behalf the nomination is being made, as well as a written representation and agreement (in the form provided by the Corporation) regarding voting commitments, undisclosed compensation or indemnification agreements, and compliance with Corporation policies.

The foregoing summary is not complete and is qualified in its entirety by reference to the complete text of the Corporation’s Bylaw Amendment, a copy of which is attached hereto as Exhibit 3.2.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)

The following Exhibits are filed as part of the Form 8-K:

3.2.1                 Bylaws Amendments

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
PACIFIC PREMIER BANCORP, INC.

Dated:	September 30, 2010	By:	/s/ STEVEN R. GARDNER
Steven R. Gardner
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2.1	Bylaw Amendment